GUARANTEE AND COLLATERAL AGREEMENT


                                     made by


                           GENERAL SEMICONDUCTOR, INC.


                         and certain of its Subsidiaries


                                   in favor of


                            THE CHASE MANHATTAN BANK,
                             as Administrative Agent


                           Dated as of August 15, 1999



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                                     - ii -                      guarantee.doc

                                TABLE OF CONTENTS

                                                                           Page

SECTION 1.  DEFINED TERMS....................................................4
   1.1  Definitions..........................................................4
   1.2  Other Definitional Provisions........................................8

SECTION 2.  GUARANTEE........................................................8
   2.1  Guarantee............................................................8
   2.2  Right of Contribution................................................9
   2.3  No Subrogation.......................................................9
   2.4  Amendments, etc. with respect to the Company Obligations............10
   2.5  Guarantee Absolute and Unconditional................................10
   2.6  Reinstatement.......................................................11
   2.7  Payments............................................................11

SECTION 3.  GRANT OF SECURITY INTEREST......................................12

SECTION 4.  REPRESENTATIONS AND WARRANTIES..................................13
   4.1  Title; No Other Liens...............................................13
   4.2  Perfected First Priority Liens......................................13
   4.3  Chief Executive Office..............................................14
   4.4  Inventory and Equipment.............................................14
   4.5  Farm Products.......................................................14
   4.6  Investment Property.................................................14
   4.7  Receivables.........................................................14
   4.8  Intellectual Property...............................................15

SECTION 5.  COVENANTS.......................................................15
   5.1  Delivery of Instruments, Certificated Securities and Chattel Paper..15
   5.2  Maintenance of Insurance............................................16
   5.3  Payment of Obligations..............................................16
   5.4  Maintenance of Perfected Security Interest; Further Documentation...16
   5.5  Changes in Locations, Name, Etc.....................................17
   5.6  Notices.............................................................17
   5.7  Investment Property.................................................18
   5.8  Receivables.........................................................19
   5.9  Intellectual Property...............................................19
   5.10  Vehicles...........................................................21

SECTION 6.  REMEDIAL PROVISIONS.............................................21
   6.1  Certain Matters Relating to Receivables.............................21
   6.2  Communications with Obligors: Grantors Remain Liable................22
   6.3  Pledged Stock.......................................................23
   6.4  Proceeds to be Turned Over To Administrative Agent..................24
   6.5  Application of Proceeds.............................................24
   6.6  Code and Other Remedies.......................................... ..25
   6.7  Registration Rights.................................................26
   6.8  Waiver; Deficiency..................................................27

SECTION 7.  THE ADMINISTRATIVE AGENT........................................27
   7.1  Administrative Agent's Appointment as Attorney-in-Fact, etc.........27
   7.2  Duty of Administrative Agent........................................29
   7.3  Execution of Financing Statements...................................30
   7.4  Authority of Administrative Agent...................................30

SECTION 8.  MISCELLANEOUS...................................................30
   8.1  Amendments in Writing...............................................30
   8.2  Notices.............................................................30
   8.3  No Waiver by Course of Conduct; Cumulative Remedies.................30
   8.4  Enforcement Expenses; Indemnification...............................31
   8.5  Successors and Assigns..............................................31
   8.6  Set-Off.............................................................32
   8.7  Counterparts........................................................32
   8.8  Severability........................................................32
   8.9  Section Headings....................................................32
   8.10  Integration........................................................33
   8.11  GOVERNING LAW......................................................33
   8.12  Submission to Jurisdiction; Waivers................................33
   8.13  Acknowledgments....................................................33
   8.14  Additional Grantors................................................34
   8.15  Releases...........................................................34
   8.16  WAIVER OF JURY TRIAL...............................................35


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SCHEDULES

Schedule 1........Notice Addresses
Schedule 2........Investment Property
Schedule 3........Perfection Matters
Schedule 4........Jurisdictions of Organization and Chief Executive Offices
Schedule 5........Inventory and Equipment Locations
Schedule 6........Intellectual Property



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                                                                  guarantee.doc


     GUARANTEE AND COLLATERAL AGREEMENT, dated as of August 15, 1999, made by each of the signatories hereto (together with any other entity that may become a party hereto as provided herein, the "Grantors"), in favor of THE CHASE MANHATTAN BANK, as Administrative Agent (in such capacity, the "Administrative Agent") for the banks and other financial institutions (the "Banks") from time to time parties to the Credit Agreement described below. This Agreement replaces and supercedes the Pledge Agreements and Guarantee Agreements as defined in the Credit Agreement referred to below.

                              W I T N E S S E T H:

     WHEREAS, General Semiconductor, Inc., a Delaware corporation (the "Company"), is a party to the Credit Agreement, dated as of July 23, 1997, with the Administrative Agent, the Banks and the Co-Agents named therein (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement");

     WHEREAS, the Credit Agreement was amended by the Second Amendment dated as of June 22, 1999 (the "Second Amendment"), and, pursuant to the Second Amendment, the Company agreed to cause the Grantors to execute and deliver this Agreement;

     WHEREAS, pursuant to the terms of the Credit Agreement and the other Credit Documents (as defined below), the Banks have severally agreed to hold and make certain Extensions of Credit (as defined below) to or for the benefit of the Company;
     WHEREAS, the Company owns, directly or indirectly, at least a majority of the issued and outstanding stock of each of the Guarantors;

     WHEREAS, the proceeds of Extensions of Credit may be used in part to enable the Company to make valuable transfers to the Guarantors in connection with the operation of their respective businesses;

     WHEREAS, each Guarantor will derive substantial direct and indirect benefit from the holding and making of the Extensions of Credit; and

     WHEREAS, the obligation of the Banks to hold and make the Extensions of Credit is conditioned upon, among other things, the execution and delivery by each of the Grantors of this Agreement to the Administrative Agent for the ratable benefit of the Banks;

     NOW, THEREFORE, in consideration of the premises and to induce the Banks to enter into the Second Amendment to the Credit Agreement and to hold and make Extensions of Credit, each Grantor hereby agrees with and for the benefit of the Administrative Agent, the Co-Agents and the Banks as follows:

                            SECTION 1 DEFINED TERMS

     1.1 Definitions. (a) Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement, and the following terms are used herein as defined in the New York UCC: Accounts, Certificated Security, Chattel Paper, Documents, Equipment, Farm Products, Instruments and Inventory.

                  (b)  The following terms shall have the following meanings:

     "Agreement": this Guarantee and Collateral Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

     "Bank Hedge Agreements": all interest rate swaps, caps or collar agreements or similar arrangements entered into by the Company with any Bank (or any Affiliate of any Bank) providing for protection against fluctuations in interest rates or currency exchange rates or the exchange of nominal interest obligations, either generally or under specific contingencies.

     "Capital Stock": any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests, in any Person (other than a corporation) and any and all warrants or options to purchase any of the foregoing.

     "Collateral": as defined in Section 3.

     "Collateral   Account":   any   collateral   account   established  by  the
Administrative Agent as provided in Section 6.1 or 6.4.

     "Company Obligations": means the Obligations (including, without limitation, interest accruing at the then applicable rate provided in the Credit Agreement after the maturity of the Loans and Reimbursement Obligations and interest accruing at the then applicable rate provided in the Credit Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Company, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding).

     "Copyrights": (i) all copyrights arising under the laws of the United States, any other country or any political subdivision thereof, whether registered or unregistered and whether published or unpublished (including, without limitation, those listed in Schedule 6), all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, all registrations, recordings and applications in the United States Copyright Office, and (ii) the right to obtain all renewals thereof.

     "Copyright Licenses": any written agreement naming any Grantor as licensor or licensee (including, without limitation, those listed in Schedule 6), granting any right under any Copyright, including, without limitation, the grant of rights to manufacture, distribute, exploit and sell materials derived from any Copyright.

     "Deposit Account": as defined in the Uniform Commercial Code of any applicable jurisdiction and, in any event, including, without limitation, any demand, time, savings, passbook or like account maintained with a depositary institution.

     "Extensions of Credit": shall mean (i) all Loans or advances made to the Company under any Credit Document, (ii) all Letters of Credit issued for the account of the Company under any Credit Document, and (iii) to the extent not otherwise included in the foregoing, all other extensions of credit to or for the benefit of the Company under any Credit Document.

     "Foreign Subsidiary Voting Stock": the Capital Stock of any Foreign Subsidiary

     "General Intangibles": all "general intangibles" as such term is defined in
Section 9-106 of the New York UCC and, in any event, including, without limitation, with respect to any Grantor, all contracts, agreements, instruments and indentures in any form, and portions thereof, to which such Grantor is a party or under which such Grantor has any right, title or interest or to which such Grantor or any property of such Grantor is subject, as the same may from time to time be amended, supplemented or otherwise modified, including, without limitation, (i) all rights of such Grantor to receive moneys due and to become due to it thereunder or in connection therewith, (ii) all rights of such Grantor to damages arising thereunder and (iii) all rights of such Grantor to perform and to exercise all remedies thereunder.

     "Guarantor Obligations": with respect to any Guarantor, all obligations and liabilities of such Guarantor which may arise under or in connection with this Agreement (including, without limitation, Section 2) or any other Credit Document to which such Guarantor is a party, in each case whether on account of guarantee obligations, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Administrative Agent, the Co-Agents or the Banks that are required to be paid by such Guarantor pursuant to the terms of this Agreement or any other Credit Document).

     "Guarantors": the collective reference to each Grantor other than the Company.

     "Intellectual Property": the collective reference to all rights, priorities and privileges relating to intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including, without limitation, the Copyrights, the Copyright Licenses, the Patents, the Patent
Licenses, the Trademarks and the Trademark Licenses, and all rights to sue at law or in equity for any infringement or other impairment thereof, including the right to receive all proceeds and damages therefrom.

     "Intercompany Note": any promissory note evidencing loans made by any Grantor to any of its Affiliates.

     "Investment Property": the collective reference to (i) all "investment property" as such term is defined in Section 9-115 of the New York UCC (other than any Foreign Subsidiary Voting Stock excluded from the definition of "Pledged Stock") and (ii) whether or not constituting "investment property" as so defined, all Pledged Notes and all Pledged Stock.

     "Issuers": the collective reference to each issuer of any Investment Property.

     "New York UCC": the Uniform Commercial Code as from time to time in effect in the State of New York.

     "Obligations": (i) in the case of the Company, the Company Obligations, and
(ii) in the case of each Guarantor, its Guarantor Obligations.

     "Patents": (i) all letters patent of the United States, any other country or any political subdivision thereof, all reissues and extensions thereof and all goodwill associated therewith, including, without limitation, any of the foregoing referred to in Schedule 6, (ii) all applications for letters patent of the United States or any other country and all divisions, continuations and continuations-in-part thereof, including, without limitation, any of the foregoing referred to in Schedule 6, and (iii) all rights to obtain any reissues or extensions of the foregoing.

     "Patent License": all agreements, whether written or oral, providing for the grant by or to any Grantor of any right to manufacture, use or sell any invention covered in whole or in part by a Patent, including, without limitation, any of the foregoing referred to in Schedule 6.

     "Pledged Notes": all promissory notes listed on Schedule 2, all Intercompany Notes at any time issued to any Grantor and all other promissory notes issued to or held by any Grantor (other than promissory notes issued in connection with extensions of trade credit by any Grantor in the ordinary course of business).

     "Pledged Stock": the shares of Capital Stock listed on Schedule 2, together with any other shares, stock certificates, options or rights of any nature whatsoever in respect of the Capital Stock of any Person that may be issued or granted to, or held by, any Grantor while this Agreement is in effect; provided that in no event shall more than 65% of the total outstanding Foreign Subsidiary Voting Stock of any Foreign Subsidiary be required to be pledged hereunder except to the extent required by subsection 6.8 of the Credit Agreement.

     "Proceeds": all "proceeds" as such term is defined in Section 9-306(1) of the New York UCC and, in any event, shall include, without limitation, all dividends or other income from the Investment Property, collections thereon or distributions or payments with respect thereto.

     "Receivable": any right to payment for goods sold or leased or for services rendered, whether or not such right is evidenced by an Instrument or Chattel Paper and whether or not it has been earned by performance (including, without limitation, any Account).

     "Reimbursement Obligations": the obligations of the Company to reimburse the Issuing Banks pursuant to subsection 2.6 of the Credit Agreement for amounts drawn under Letters of Credit.

                  "Securities Act": the Securities Act of 1933, as amended.

     "Trademarks": (i) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers, and all goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, or otherwise, and all common-law rights related thereto, including, without limitation, any of the foregoing referred to in Schedule 6, and (ii) the right to obtain all renewals thereof

     "Trademark License": any agreement, whether written or oral, providing for the grant by or to any Grantor of any right to use any Trademark, including, without limitation, any of the foregoing referred to in Schedule 6.

     "Vehicles": all cars, trucks, trailers, construction and earth moving equipment and other vehicles covered by a certificate of title law of any state and all tires and other appurtenances to any of the foregoing.

     1.2 Other Definitional Provisions. (a) The words "hereof," "herein", "hereto" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section and Schedule references are to this Agreement unless otherwise specified.

     (b) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

     (c) Where the context requires, terms relating to the Collateral or any part thereof when used in relation to a Grantor, shall refer to such Grantor's Collateral or the relevant part thereof


                              SECTION 2. GUARANTEE

     2.1 Guarantee. (a) Each of the Guarantors hereby, jointly and severally, unconditionally and irrevocably, guarantees to the Administrative Agent, for the ratable benefit of the Banks and their respective successors, indorsees, transferees and assigns, the prompt and complete payment and performance by the Company when due (whether at the stated maturity, by acceleration or otherwise) of the Company Obligations.

     (b) Anything herein or in any other Credit Document to the contrary notwithstanding, the maximum liability of each Guarantor hereunder and under the other Credit Documents shall in no event exceed the amount which can be guaranteed by such Guarantor under applicable federal and state laws relating to the insolvency of debtors (after giving effect to the right of contribution established in Section 2.2).

     (c) Each Guarantor agrees that the Company Obligations may at any time and from time to time exceed the amount of the liability of such Guarantor hereunder without impairing the guarantee contained in this Section 2 or affecting the rights and remedies of the Administrative Agent or any Bank hereunder.

     (d) The guarantee contained in this Section 2 shall remain in full force and effect until all the Company Obligations and the obligations of each Guarantor under the guarantee contained in this Section 2 shall have been satisfied by payment in full, no Letter of Credit shall be outstanding and the Commitments shall be terminated, notwithstanding that from time to time during the term of the Credit Agreement the Company may be free from any Company Obligations.

     (e) No payment made by the Company, any of the Guarantors, any other guarantor or any other Person or received or collected by the Administrative Agent or any Bank from the Company, any of the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Company Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment (other than any payment made by such Guarantor in respect of the Company Obligations or any payment received or collected from such Guarantor in respect of the Company Obligations), remain liable for the Company Obligations up to the maximum liability of such Guarantor hereunder until the Company Obligations are paid in full, no Letter of Credit shall be outstanding and the Commitments are terminated.

     2.2 Right of Contribution. Each Guarantor hereby agrees that to the extent that a Guarantor shall have paid more than its proportionate share of any payment made hereunder, such Guarantor shall be entitled to seek and receive contribution from and against any other Guarantor hereunder which has not paid its proportionate share of such payment. Each Guarantor's right of contribution shall be subject to the terms and conditions of Section 2.3. The provisions of this Section 2.2 shall in no respect limit the obligations and liabilities of any Guarantor to the Administrative Agent and the Banks, and each Guarantor shall remain liable to the Administrative Agent and the Banks for the full amount guaranteed by such Guarantor hereunder.

     2.3 No Subrogation. Notwithstanding any payment made by any Guarantor hereunder or any set-off or application of funds of any Guarantor by the Administrative Agent or any Bank, no Guarantor shall be entitled to be subrogated to any of the rights of the Administrative Agent or any Bank against the Company or any other Guarantor or any collateral security or guarantee or right of offset held by the Administrative Agent or any Bank for the payment of the Company Obligations, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from the Company or any other Guarantor in respect of payments made by such Guarantor hereunder, until all amounts owing to the Administrative Agent and the Banks by the Company on account of the Company Obligations are paid in full, no Letter of Credit shall be outstanding and the Commitments are terminated. If any amount shall be paid to any Guarantor on account of such subrogation rights at any time when all of the Company Obligations shall not have been paid in full, such amount shall be held by such Guarantor in trust for the Administrative Agent and the Banks, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Administrative Agent in the exact form received by such Guarantor (duly indorsed by such Guarantor to the Administrative Agent, if required), to be applied against the Company Obligations, whether matured or unmatured, in such order as the Administrative Agent may determine.

     2.4 Amendments, etc. with respect to the Company Obligations. Each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, any demand for payment of any of the Company Obligations made by the Administrative Agent or any Bank may be rescinded by the Administrative Agent or such Bank and any of the Company Obligations continued, and the Company Obligations, or the liability of any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Administrative Agent or any Bank, and the Credit Agreement and the other Credit Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Administrative Agent (or the Required Banks or all Banks, as the case may be) may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by the Administrative Agent or any Bank for the payment of the Company Obligations may be sold, exchanged, waived, surrendered or released. Neither the Administrative Agent nor any Bank shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Company Obligations or for the guarantee contained in this Section 2 or any property subject thereto.

     2.5 Guarantee Absolute and Unconditional. Each Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Company Obligations and notice of or proof of reliance by the Administrative Agent or any Bank upon the guarantee contained in this Section 2 or acceptance of the guarantee contained in this Section 2; the Company Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the guarantee contained in this Section 2; and all dealings between the Company and any of the Guarantors, on the one hand, and the Administrative Agent and the Banks, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon the guarantee contained in this Section 2. Each Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Company or any of the Guarantors with respect to the Company Obligations. Each Guarantor understands and agrees that the guarantee contained in this Section 2 shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (a) the validity or enforceability of the Credit Agreement or any other Credit Document, any of the Company Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Administrative Agent or any Bank, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the Company or any other Person against the Administrative Agent or any Bank, or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Company or such Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Company for the Company Obligations, or of such Guarantor under the guarantee contained in this Section 2, in bankruptcy or in any other instance. When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Guarantor, the Administrative Agent or any Bank may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against the Company, any other Guarantor or any other Person or against any collateral security or guarantee for the Company Obligations or any right of offset with respect thereto, and any failure by the Administrative Agent or any Bank to make any such demand, to pursue such other rights or remedies or to collect any payments from the Company, any other Guarantor or any other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Company, any other Guarantor or any other Person or any such collateral security, guarantee or right of offset, shall not relieve any Guarantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Administrative Agent or any Bank against any Guarantor. For the purposes hereof "demand" shall include the commencement and continuance of any legal proceedings.

     2.6 Reinstatement. The guarantee contained in this Section 2 shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Company Obligations is rescinded or must otherwise be restored or returned by the Administrative Agent or any Bank upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Company or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Company or any Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

     2.7 Payments. Each Guarantor hereby guarantees that payments hereunder will be paid to the Administrative Agent without set-off or counterclaim in Dollars or any other currency in which the underlying obligations are denominated at the office of the Administrative Agent located at 270 Park Avenue, New York, New York 10017.


                      SECTION 3. GRANT OF SECURITY INTEREST

     Each Grantor hereby assigns and transfers to the Administrative Agent, and hereby grants to the Administrative Agent, for the ratable benefit of the Banks, a security interest in, all of the following property now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the "Collateral"), as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of such Grantor's Obligations,:

                  (a)  all Accounts;

                  (b)  all Chattel Paper;

                  (c)  all Deposit Accounts;

                  (d)  all Documents;

                  (e)  all Equipment;

                  (f)  all General Intangibles;

                  (g)  all Instruments;

                  (h)  all Intellectual Property;

                  (i)  all Inventory;

                  (j)  all Investment Property;

                  (k)  all Vehicles;

                  (l)  all other property not otherwise described above;

                  (m)  all books and records pertaining to the Collateral; and

     (n) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing.

     Notwithstanding the foregoing the Company and its Subsidiaries shall not be required to grant any such security interest in any contract, agreement, license or instrument, in each case to the extent, and only to the extent, the grant by the Company or such Subsidiary of a security interest pursuant to this Agreement in its right, title and interest in such contract, agreement, license or instrument is prohibited by such contract, agreement, license or instrument without the consent of any other party thereto, would give any other party to such contract, agreement, license or instrument the right to terminate its obligations thereunder, or is permitted with consent if all necessary consents to such grant of a security interest have not been obtained from the other parties thereto (it being understood that the foregoing shall not be deemed to obligate the Company or such Subsidiary to obtain such consents); provided further, that the foregoing limitation shall not affect, limit, restrict or impair the grant of by the Company or such Subsidiary of a security interest pursuant to this Agreement in any receivable or any money or other amounts due or to become due under any such contract, agreement, license or instrument. In addition, any property subject to a Lien expressly permitted by subsection 7.2(g), (i), (n) or (o) of the Credit Agreement shall not be subject to the security interest created by this Agreement as long as such other Lien is effective.


                    SECTION 4. REPRESENTATIONS AND WARRANTIES

     To induce the Administrative Agent, the Co-Agents and the Banks to hold and make Extensions of Credit and to enter into the Second Amendment to the Credit Agreement, each Grantor hereby represents and warrants to the Administrative Agent, each Co-Agent and each Bank that:

     4.1 Title; No Other Liens. Except for the security interest granted to the Administrative Agent for the ratable benefit of the Banks pursuant to this Agreement and the other Liens permitted to exist on the Collateral by the Credit Agreement, such Grantor owns each item of the Collateral free and clear of any and all Liens or claims of others. No financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except such as have been filed in favor of the Administrative
Agent, for the ratable benefit of the Banks, pursuant to this Agreement or as are permitted by the Credit Agreement.

     4.2 Perfected First Priority Liens. The security interests granted pursuant to this Agreement (a) upon completion of the filings and other actions specified on Schedule 3 (which, in the case of all filings and other documents referred to on said Schedule, have been delivered to the Administrative Agent in completed and duly executed form) will constitute valid perfected security interests in all of the Collateral in favor of the Administrative Agent, for the ratable benefit of the Banks, as collateral security for such Grantor's Obligations, enforceable in accordance with the terms hereof against all creditors of such Grantor and any Persons purporting to purchase any Collateral from such Grantor and (b) are prior to all other Liens on the Collateral in existence on the date hereof except for Liens permitted by the Credit Agreement which may have priority over the Liens on the Collateral, if any.

     4.3 Chief Executive Office. On the date hereof, such Grantor's jurisdiction of organization and the location of such Grantor's chief executive office or sole place of business are specified on Schedule 4.

     4.4 Inventory and Equipment. On the date hereof, the Inventory and the Equipment (other than mobile goods and other than consigned Inventory as permitted under Section 7.2(o) of the Credit Agreement and any Inventory and Equipment at locations where there is less than $3,000 aggregate book value of Inventory and Equipment) are kept at the locations listed on Schedule 5.

     4.5 Farm Products. None of the Collateral constitutes, or is the Proceeds of, Farm Products.

     4.6 Investment Property. (a) The shares of Pledged Stock pledged by such Grantor hereunder constitute all the issued and outstanding shares of all classes of the Capital Stock of each Issuer owned by such Grantor or, in the case of Foreign Subsidiary Voting Stock, if less, 65% of the outstanding Foreign Subsidiary Voting Stock of each relevant Issuer (unless such Guarantor is required to pledge a higher percentage of such Voting Stock pursuant to subsection 6.8 of the Credit Agreement).

     (b) All the shares of the Pledged Stock have been duly and validly issued and are fully paid and nonassessable.

     (c) Each of the Pledged Notes constitutes the legal, valid and binding obligation of the obligor with respect thereto, enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

     (d) Such Grantor is the record and beneficial owner of, and has good and marketable title to, the Investment Property pledged by it hereunder, free of any and all Liens or options in favor of, or claims of, any other Person, except the security interest created by this Agreement.

     4.7 Receivables. (a) No amount payable to such Grantor under or in connection with any Receivable is evidenced by any Instrument or Chattel Paper which has not been delivered to the Administrative Agent.

     (b) None of the obligors on any Receivables is a Governmental Authority.

     (c) The amounts represented by such Grantor to the Banks from time to time as owing to such Grantor in respect of the Receivables will at such times be accurate.

     4.8 Intellectual Property. (a) Schedule 6 lists all Intellectual Property owned by such Grantor in its own name on the date hereof.

     (b) On the date hereof, all material Intellectual Property is, to the knowledge of such Grantor, valid, subsisting, unexpired and enforceable, has not been abandoned and does not infringe the intellectual property rights of any other Person, except as would not reasonably be expected to have, in the aggregate, a material adverse effect on the business, financial condition, properties, results of operations, value or prospects of the Company and any of its Subsidiaries taken as a whole ("Material Adverse Effect").

     (c) Except as set forth in Schedule 6, on the date hereof, none of the Intellectual Property is the subject of any licensing or franchise agreement pursuant to which such Grantor is the licensor or franchisor.

     (d) No holding, decision or judgment has been rendered by any Governmental Authority which would limit, cancel or question the validity of, or such Grantor's rights in, any Intellectual Property.

     (e) No action or proceeding is pending, or, to the knowledge of such Grantor, threatened, on the date hereof (i) seeking to limit, cancel or question the validity of any Intellectual Property or such Grantor's ownership interest therein, or (ii) which, if adversely determined, would have a Material Adverse Effect on the value of the Intellectual Property taken as a whole.


                              SECTION 5. COVENANTS

     Each Grantor covenants and agrees with the Administrative Agent, the Co-Agents and the Banks that, from and after the date of this Agreement until the Obligations shall have been paid in full, no Letter of Credit shall be outstanding and the Commitments shall have terminated:

     5.1 Delivery of Instruments, Certificated Securities and Chattel Paper. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any Instrument, Certificated Security or Chattel Paper, such Instrument, Certificated Security or Chattel Paper shall be immediately delivered to the Administrative Agent, duly indorsed in a manner satisfactory to the Administrative Agent, to be held as Collateral pursuant to this Agreement.

     5.2 Maintenance of Insurance. (a) Such Grantor will maintain, with financially sound and reputable companies, insurance policies (i) insuring the Inventory, Equipment and Vehicles against loss by fire, explosion, theft and such other casualties comparable in scope and coverage as insurance maintained by companies engaged in the same or similar businesses and (ii) to the extent requested by the Administrative Agent, insuring such Grantor, the Administrative Agent, the Co-Agents and the Banks against liability for personal injury and property damage relating to such Inventory, Equipment and Vehicles, such policies to be in such form and amounts comparable in scope and coverage as insurance maintained by companies engaged in the same or similar businesses.

     (b) All such insurance shall (i) provide that no cancellation, material reduction in amount or material change in coverage thereof shall be effective until at least 30 days after receipt by the Administrative Agent of written notice thereof, (ii) name the Administrative Agent as insured party or loss payee, (iii) if reasonably requested by the Administrative Agent, include a breach of warranty clause and (iv) be reasonably satisfactory in all other respects to the Administrative Agent.

     (c) The Company shall deliver to the Administrative Agent and the Banks a report of a reputable insurance broker with respect to such insurance substantially concurrently with each delivery of the Company's audited annual financial statements and such supplemental reports with respect thereto as the Administrative Agent may from time to time reasonably request.

     5.3 Payment of Obligations. Such Grantor will pay and discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all taxes, assessments and governmental charges or levies imposed upon the Collateral or in respect of income or profits therefrom, as well as all claims of any kind (including, without limitation, claims for labor, materials and supplies) against or with respect to the Collateral, except that no such charge need be paid if the amount or validity thereof is currently being contested in good faith by appropriate proceedings, reserves in conformity with GAAP with respect thereto have been provided on the books of such Grantor and such proceedings could not reasonably be expected to result in the sale, forfeiture or loss of any material portion of the Collateral or any interest therein.

     5.4 Maintenance of Perfected Security Interest; Further Documentation. (a) Such Grantor shall maintain the security interest created by this Agreement as a perfected security interest having at least the priority described in Section
4.2 and shall defend such security interest against the claims and demands of all Persons whomsoever.

     (b) Such Grantor will furnish to the Administrative Agent and the Banks from time to time statements and schedules further identifying and describing the assets and property of such Grantor and such other reports in connection therewith as the Administrative Agent may reasonably request, all in reasonable detail.

     (c) At any time and from time to time, upon the written request of the Administrative Agent, and at the sole expense of such Grantor, such Grantor will promptly and duly execute and deliver, and have recorded, such further instruments and documents and take such further actions as the Administrative Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, (i) filing any financing or continuation statements under the Uniform Commercial Code (or other similar laws) in effect in any jurisdiction with respect to the security interests created hereby and
(ii) in the case of Investment Property, Deposit Accounts and any other relevant Collateral, taking any actions necessary to enable the Administrative Agent to obtain "control" (within the meaning of the applicable Uniform Commercial Code) with respect thereto.

     5.5 Changes in Locations, Name, Etc. Such Grantor will not, except upon 15 days' prior written notice to the Administrative Agent and delivery to the Administrative Agent of (a) all additional executed financing statements and other documents reasonably requested by the Administrative Agent to maintain the validity, perfection and priority of the security interests provided for herein and (b) if applicable, a written supplement to Schedule 5 showing any additional location at which Inventory or Equipment shall be kept:

     (i) permit any of the Inventory or Equipment to be kept at a location other than those listed on Schedule 5;

     (ii) change its jurisdiction of organization or the location of its chief executive office or sole place of business from that referred to in Section 4.3; or

     (iii) change its name, identity or corporate structure to such an extent that any financing statement filed by the Administrative Agent in connection with this Agreement would become misleading.

     5.6 Notices. Such Grantor will advise the Administrative Agent and the Banks promptly, in reasonable detail, of:

     (a) any Lien (other than security interests created hereby or Liens permitted under the Credit Agreement) on any of the Collateral which would adversely affect the ability of the Administrative Agent to exercise any of its remedies hereunder; and

     (b) of the occurrence of any other event which could reasonably be expected to have a material adverse effect on the aggregate value of the Collateral or on the security interests created hereby.

     5.7 Investment Property. (a) If such Grantor shall become entitled to receive or shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights in respect of the Capital Stock of any Issuer, whether in addition to, in substitution of, as a conversion of, or in exchange for, any shares of the Pledged Stock, or otherwise in respect thereof, such Grantor shall accept the same as the agent of the Administrative Agent, the Co-Agents and the Banks, hold the same in trust for the Administrative Agent, the Co-Agents and the Banks and deliver the same forthwith to the Administrative Agent in the exact form received, duly indorsed by such Grantor to the Administrative Agent, if required, together with an undated stock power covering such certificate duly executed in blank by such Grantor and with, if the Administrative Agent so requests, signature guaranteed, to be held by the Administrative Agent, subject to the terms hereof, as additional collateral security for the Obligations. Any sums paid upon or in respect of the Investment Property upon the liquidation or dissolution of any Issuer shall be paid over to the Administrative Agent to be held by it hereunder as additional collateral security for the Obligations, and in case any distribution of capital shall be made on or in respect of the Investment Property or any property shall be distributed upon or with respect to the Investment Property pursuant to the recapitalization or reclassification of the capital of any Issuer or pursuant to the reorganization thereof, the property so distributed shall, unless otherwise subject to a perfected security interest in favor of the Administrative Agent, be delivered to the Administrative Agent to be held by it hereunder as additional collateral security for the Obligations. If any sums of money or property so paid or distributed in respect of the Investment Property shall be received by such Grantor, such Grantor shall, until such money or property is paid or delivered to the Administrative Agent, hold such money or property in trust for the Banks, segregated from other funds of such Grantor, as additional collateral security for the Obligations.

     (b) Without the prior written consent of the Administrative Agent, which consent shall not be unreasonably withheld, such Grantor will not (i) vote to enable, or take any other action to permit, any Issuer to issue any stock or other equity securities of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any stock or other equity securities of any nature of any Issuer, (ii) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Investment Property or Proceeds thereof (except pursuant to a transaction expressly permitted by the Credit Agreement), (iii) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Investment Property or Proceeds thereof, or any interest therein, except for the security interests created by this Agreement or
(iv) enter into any agreement or undertaking restricting the right or ability of such Grantor or the Administrative Agent to sell, assign or transfer any of the Investment Property or Proceeds thereof.

     (c) In the case of each Grantor which is an Issuer, such Issuer agrees that
(i) it will be bound by the terms of this Agreement relating to the Investment Property issued by it and will comply with such terms insofar as such terms are applicable to it, (ii) it will notify the Administrative Agent promptly in writing of the occurrence of any of the events described in Section 5.7(a) with respect to the Investment Property issued by it and (iii) the terms of Sections 6.3(c) and 6.7 shall apply to it, mutatis mutandis, with respect to all actions that may be required of it pursuant to Section 6.3(c) or 6.7 with respect to the Investment Property issued by it.

     5.8 Receivables. (a) Other than in the ordinary course of business consistent with its past practice or except as would not have a Material Adverse Effect, such Grantor will not (i) grant any extension of the time of payment of any Receivable, (ii) compromise or settle any Receivable for less than the full amount thereof, (iii) release, wholly or partially, any Person liable for the payment of any Receivable, (iv) allow any credit or discount whatsoever on any Receivable or (v) amend, supplement or modify any Receivable in any manner that could adversely affect the value thereof.

     (b) Such Grantor will deliver to the Administrative Agent a copy of each material demand, notice or document received by it that questions or calls into doubt the validity or enforceability of more than 5% of the aggregate amount of the then outstanding Receivables.

     5.9 Intellectual Property. (a) Such Grantor (either itself or through licensees) will (i) continue to use each material Trademark on each and every trademark class of goods applicable to its current line as reflected in its current catalogs, brochures and price lists in order to maintain such material Trademark in full force free from any claim of abandonment for non-use,
(ii) maintain as in the past the quality of products and services offered under such material Trademark, (iii) use such material Trademark with the appropriate notice of registration and all other notices and legends required by applicable Requirements of Law, (iv) not adopt or use any mark which is confusingly similar or a colorable imitation of such material Trademark unless the Administrative Agent, for the ratable benefit of the Banks, shall obtain a perfected security interest in such mark pursuant to this Agreement, and (v) not (and not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby such material Trademark may become invalidated or impaired in any way.

     (b) Such Grantor (either itself or through licensees) will not do any act, or omit to do any act, whereby any material Patent may become forfeited, abandoned or dedicated to the public.

     (c) Such Grantor (either itself or through licensees) (i) will employ each material Copyright and (ii) will not (and will not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby any material portion of the Copyrights may become invalidated or otherwise impaired. Such Grantor will not (either itself or through licensees) do any act whereby any material portion of the Copyrights may fall into the public domain.

     (d) Such Grantor  (either itself or through  licensees) will not do any act
that  knowingly  uses  any  material   Intellectual  Property  to  infringe  the
intellectual property rights of any other Person.

     (e) Such Grantor will notify the Administrative Agent and the Banks immediately if it knows, or has reason to know based upon actual notice without having conducted its own investigation thereof, that any application or registration relating to any material Intellectual Property may become forfeited, abandoned or dedicated to the public, or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court or tribunal in any country) regarding such Grantor's ownership of, or the validity of, any material Intellectual Property or such Grantor's right to register the same or to own and maintain the same.

     (f) Whenever such Grantor, either by itself or through any agent, employee, licensee or designee, shall file an application for the registration of any Intellectual Property with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, such Grantor shall report such filing to the Administrative Agent within thirty (30) Business Days after the last day of the fiscal quarter in which such filing occurs. Upon request of the Administrative Agent, such Grantor shall execute and deliver, and have recorded, any and all agreements, instruments, documents, and papers as the Administrative Agent may request to evidence the Administrative Agent's and the Banks' security interest in any Copyright, Patent or Trademark and the goodwill and general intangibles of such Grantor relating thereto or represented thereby.

     (g) Such Grantor will take all reasonable and necessary steps, including, without limitation, in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of the material Intellectual Property, including, without limitation, filing of applications for renewal, affidavits of use and affidavits of incontestability.

     (h) In the event that any material Intellectual Property is infringed, misappropriated or diluted by a third party, such Grantor shall (i) take such actions as such Grantor shall reasonably deem appropriate under the circumstances to protect such Intellectual Property and (ii) if such Intellectual Property is of material economic value, promptly notify the
Administrative Agent after it learns thereof and sue for infringement, misappropriation or dilution, to seek injunctive relief where appropriate and to recover any and all damages for such infringement, misappropriation or dilution.

     5.10 Vehicles. (a) No Vehicle shall be removed from the state which has issued the certificate of title/ownership therefor for a period in excess of four months.

     (b) Within 30 days after the date hereof, and, with respect to any Vehicles acquired by such Grantor subsequent to the date hereof, within 30 days after the date of acquisition thereof, all applications for certificates of title/ownership indicating the Administrative Agent's first priority security interest in the Vehicle covered by such certificate, and any other necessary documentation, shall be filed in each office in each jurisdiction which the Administrative Agent shall deem advisable to perfect its security interests in the Vehicles.

     (c) Notwithstanding the foregoing, the Grantors shall not be required to take any action to perfect the security interest in Vehicles created by the Agreement (except filing Uniform Commercial Code financing statements) unless requested by the Administrative Agent or the Required Banks.


                         SECTION 6. REMEDIAL PROVISIONS

     6.1 Certain Matters Relating to Receivables. (a) Following an Event of Default and continuance thereof, the Administrative Agent shall have the right to make test verifications of the Receivables in any manner and through any medium that it reasonably considers advisable, and each Grantor shall furnish all such assistance and information as the Administrative Agent may require in connection with such test verifications. At any time and from time to time, upon the Administrative Agent's request and at the expense of the relevant Grantor, such Grantor shall cause independent public accountants or others satisfactory to the Administrative Agent to furnish to the Administrative Agent reports showing reconciliations, aging and test verifications of, and trial balances for, the Receivables.

     (b) The Administrative Agent hereby authorizes each Grantor to collect such Grantor's Receivables, subject to the Administrative Agent's reasonable direction and control, and the Administrative Agent may curtail or terminate said authority at any time after the occurrence and during the continuance of an Event of Default. If required by the Administrative Agent at any time after the occurrence and during the continuance of an Event of Default, any payments of Receivables, when collected by any Grantor, (i) shall be forthwith (and, in any event, within two Business Days) deposited by such Grantor in the exact form received, duly indorsed by such Grantor to the Administrative Agent if required, in a Collateral Account maintained under the sole dominion and control of the Administrative Agent, subject to withdrawal by the Administrative Agent for the account of the Banks only as provided in Section 6.5, and (ii) until so turned over, shall be held by such Grantor in trust for the Administrative Agent, the Co-Agents and the Banks, segregated from other funds of such Grantor. Each such deposit of Proceeds of Receivables shall be accompanied by a report identifying in reasonable detail the nature and source of the payments included in the deposit.

     (c) At any time after the occurrence and during the continuance of an Event of Default, at the Administrative Agent's request, each Grantor shall, deliver to the Administrative Agent all original and other documents evidencing, and relating to, the agreements and transactions which gave rise to the Receivables, including, without limitation, all original orders, invoices and shipping receipts.

     6.2 Communications with Obligors: Grantors Remain Liable. (a) At any time after the occurrence and during the continuance of an Event of Default, the Administrative Agent in its own name or in the name of others may at any time communicate with obligors under the Receivables and parties to the Contracts to verify with them to the Administrative Agent's satisfaction the existence, amount and terms of any Receivables or Contracts.

     (b) Upon the request of the Administrative Agent at any time after the occurrence and during the continuance of an Event of Default, each Grantor shall notify obligors on the Receivables and parties to the Contracts that the Receivables and the Contracts have been assigned to the Administrative Agent for the ratable benefit of the Banks and that payments in respect thereof shall be made directly to the Administrative Agent.

     (c) Anything herein to the contrary notwithstanding, each Grantor shall remain liable under each of the Receivables and Contracts to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise thereto. Neither the Administrative Agent, any Co-Agent nor any Bank shall have any obligation or liability under any Receivable (or any agreement giving rise thereto) or Contract by reason of or arising out of this Agreement or the receipt by the Administrative Agent, any Co-Agent or any Bank of any payment relating thereto, nor shall the Administrative Agent, any Co-Agent or any Bank be obligated in any manner to perform any of the obligations of any Grantor under or pursuant to any Receivable (or any agreement giving rise thereto) or Contract, to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party thereunder, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

     6.3 Pledged Stock. (a) Unless an Event of Default shall have occurred and be continuing and the Administrative Agent shall have given notice to the relevant Grantor of the Administrative Agent's intent to exercise its corresponding rights pursuant to Section 6.3(b), each Grantor shall be permitted to receive all cash dividends paid in respect of the Pledged Stock and all payments made in respect of the Pledged Notes to the extent permitted in the Credit Agreement, and to exercise all voting and corporate rights with respect to the Investment Property; provided, however, that no vote shall be cast or corporate right exercised or other action taken which, in the Administrative Agent's reasonable judgment, would impair the Collateral or which would be inconsistent with or result in any violation of any provision of the Credit Agreement, this Agreement or any other Credit Document.

     (b) If an Event of Default shall occur and be continuing and the Administrative Agent shall give notice of its intent to exercise such rights to the relevant Grantor or Grantors, (i) the Administrative Agent shall have the right to receive any and all cash dividends, payments or other Proceeds paid in respect of the Investment Property and make application thereof to the
Obligations  in such  order  as the  Administrative  Agent  may  determine,  and
(ii) any or all of the Investment Property shall be registered in the name of the Administrative Agent or its nominee, and the Administrative Agent or its nominee may thereafter exercise (x) all voting, corporate and other rights pertaining to such Investment Property at any meeting of shareholders of the relevant Issuer or Issuers or otherwise and (y) any and all rights of conversion, exchange and subscription and any other rights, privileges or options pertaining to such Investment Property as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Investment Property upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of any Issuer, or upon the exercise by any Grantor or the
Administrative Agent of any right, privilege or option pertaining to such Investment Property, and in connection therewith, the right to deposit and deliver any and all of the Investment Property with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Administrative Agent may determine), all without liability except to account for property actually received by it, but the Administrative Agent shall have no duty to any Grantor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

     (c) Each Grantor hereby authorizes and instructs each Issuer of any Investment Property pledged by such Grantor hereunder to (i) comply with any instruction received by it from the Administrative Agent in writing that
(x) states that an Event of Default has occurred and is continuing and (y) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from such Grantor, and each Grantor agrees that each Issuer shall be fully protected in so complying, and (ii) unless otherwise expressly permitted hereby, pay any dividends or other payments with respect to the Investment Property directly to the Administrative Agent.

     6.4 Proceeds to be Turned Over To Administrative Agent. In addition to the rights of the Administrative Agent, the Co-Agents and the Banks specified in
Section 6.1 with respect to payments of Receivables, if an Event of Default shall occur and be continuing, all Proceeds received by any Grantor consisting of cash, checks and other near-cash items shall be held by such Grantor in trust for the Administrative Agent and the Banks, segregated from other funds of such Grantor, and shall, forthwith upon receipt by such Grantor, be turned over to the Administrative Agent in the exact form received by such Grantor (duly indorsed by such Grantor to the Administrative Agent, if required). All Proceeds received by the Administrative Agent hereunder shall be held by the Administrative Agent in a Collateral Account maintained under its sole dominion and control. All Proceeds while held by the Administrative Agent in a Collateral Account (or by such Grantor in trust for the Administrative Agent, the Co-Agents and the Banks) shall continue to be held as collateral security for all the Obligations and shall not constitute payment thereof until applied as provided in Section 6.5.

     6.5 Application of Proceeds. At such intervals as may be agreed upon by the Company and the Administrative Agent, or, if an Event of Default shall have occurred and be continuing, at any time at the Administrative Agent's election, the Administrative Agent may apply all or any part of Proceeds held in any Collateral Account in payment of the Obligations in such order as the Administrative Agent may elect, and any part of such funds which the Administrative Agent elects not so to apply and deems not required as collateral security for the Obligations shall be paid over from time to time by the Administrative Agent to the Company or to whomsoever may be lawfully entitled to receive the same. Any balance of such Proceeds remaining after the Obligations shall have been paid in full, no Letters of Credit shall be outstanding and the Commitments shall have terminated shall be paid over to the Company or to whomsoever may be lawfully entitled to receive the same.

     6.6 Code and Other Remedies. If an Event of Default shall occur and be continuing, the Administrative Agent, on behalf of the Banks, may exercise, in addition to all other rights and remedies granted to them in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the New York UCC or any other applicable law. Without limiting the generality of the foregoing, the Administrative Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Grantor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker's board or office of the Administrative Agent or any Bank or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Administrative Agent, any Co-Agent or any Bank shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in any Grantor, which right or equity is hereby waived and released. Each Grantor further agrees, at the Administrative Agent's request, to assemble the Collateral and make it available to the Administrative Agent at places which the Administrative Agent shall reasonably select, whether at such Grantor's premises or elsewhere. The Administrative Agent shall apply the net proceeds of any action taken by it pursuant to this Section 6.6, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Administrative Agent, the Co-Agents and the Banks hereunder, including, without limitation, reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Obligations, in such order as the Administrative Agent may elect, and only after such application and after the payment by the Administrative Agent of any other amount required by any provision of law, including, without limitation, Section 9-504(l)(c) of the New York UCC, need the Administrative Agent account for the surplus, if any, to any Grantor. To the extent permitted by applicable law, each Grantor waives all claims, damages and demands it may acquire against the Administrative Agent, any Co-Agent or any Bank arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition. The application of any Collateral shall be subject to subsection 10.14 of the Credit Agreement.

     6.7 Registration Rights. (a) If the Administrative Agent shall determine to exercise its right to sell any or all of the Pledged Stock pursuant to Section 6.6, and if in the opinion of the Administrative Agent it is necessary or advisable to have the Pledged Stock, or that portion thereof to be sold, registered under the provisions of the Securities Act, the relevant Grantor will cause the Issuer thereof to (i) execute and deliver, and cause the directors and officers of such Issuer to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts as may be, in the opinion of the Administrative Agent, necessary or advisable to register the Pledged Stock, or that portion thereof to be sold, under the provisions of the Securities Act, (ii) use its commercially reasonable efforts to cause the registration statement relating thereto to become effective and to remain effective for a period of one year from the date of the first public offering of the Pledged Stock, or that portion thereof to be sold, and (iii) make all amendments thereto and/or to the related prospectus which, in the opinion of the Administrative Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. Each Grantor agrees to cause such Issuer to comply with the provisions of the securities or "Blue Sky" laws of any and all jurisdictions which the Administrative Agent shall designate and to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of Section 11(a) of the Securities Act.

     (b) Each Grantor recognizes that the Administrative Agent may be unable to effect a public sale of any or all the Pledged Stock, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Administrative Agent shall be under no obligation to delay a sale of any of the Pledged Stock for the period of time necessary to permit the Issuer thereof to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such Issuer would agree to do so.

     (c) Each Grantor agrees to use its best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged Stock pursuant to this Section 6.7 valid and binding and in compliance with any and all other applicable Requirements of Law. Each Grantor further agrees that a breach of any of the covenants contained in this
Section 6.7 will cause irreparable injury to the Administrative Agent, the Co-Agents and the Banks, that the Administrative Agent, the Co-Agents and the Banks have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 6.7 shall be specifically enforceable against such Grantor, and such Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred under the Credit Agreement.

     6.8 Waiver; Deficiency. Each Grantor waives and agrees not to assert any rights or privileges which it may acquire under Section 9-112 of the New York UCC. Each Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay its Obligations and the fees and disbursements of any attorneys employed by the Administrative Agent, any Co-Agent or any Bank to collect such deficiency.


                       SECTION 7. THE ADMINISTRATIVE AGENT

     7.1 Administrative Agent's Appointment as Attorney-in-Fact, etc. (a) Each Grantor hereby irrevocably constitutes and appoints the Administrative Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, each Grantor hereby gives the Administrative Agent the power and right, on behalf of such Grantor, without notice to or assent by such Grantor, to do any or all of the following:

     (i) in the name of such Grantor or its own name, or otherwise, take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Receivable or Contract or with respect to any other Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Administrative Agent for the purpose of collecting any and all such moneys due under any Receivable or Contract or with respect to any other Collateral whenever payable;

     (ii) in the case of any Intellectual Property, execute and deliver, and have recorded, any and all agreements, instruments, documents and papers as the Administrative Agent may request to evidence the Administrative Agent's and the Banks' security interest in such Intellectual Property and the goodwill and general intangibles of such Grantor relating thereto or represented thereby;

     (iii) pay or discharge taxes and Liens levied or placed on or threatened against the Collateral, effect any repairs or any insurance called for by the terms of this Agreement and pay all or any part of the premiums therefor and the costs thereof;

     (iv) execute, in connection with any sale provided for in Section 6.6 or 6.7, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral; and

     (v) (1) direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Administrative Agent or as the Administrative Agent shall direct; (2) ask or demand for, collect, and receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (3) sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; (4) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of any Collateral; (5) defend any suit, action or proceeding brought against such Grantor with respect to any Collateral; (6) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as the Administrative Agent may deem appropriate;
(7) assign any Copyright, Patent or Trademark (along with the goodwill of the business to which any such Copyright, Patent or Trademark pertains), throughout the world for such term or terms, on such conditions, and in such manner, as the Administrative Agent shall in its sole discretion determine; and (8) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Administrative Agent were the absolute owner thereof for all purposes, and do, at the Administrative Agent's option and such Grantor's expense, at any time, or from time to time, all acts and things which the Administrative Agent deems necessary to protect, preserve or realize upon the Collateral and the Administrative Agent's and the Banks' security interests therein and to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

     Anything in this Section 7.1(a) to the contrary notwithstanding, the Administrative Agent agrees that it will not exercise any rights under the power of attorney provided for in this Section 7.1(a) unless an Event of Default shall have occurred and be continuing.

     (b) If any Grantor fails to perform or comply with any of its agreements contained herein, the Administrative Agent, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement.

     (c) The expenses of the Administrative Agent incurred in connection with actions undertaken as provided in this Section 7.1, together with interest thereon at a rate per annum equal to the highest rate per annum at which interest would then be payable on any category of past due ABR Loans under the Credit Agreement, from the date of payment by the Administrative Agent to the date reimbursed by the relevant Grantor, shall be payable by such Grantor to the Administrative Agent on demand.

     (d) Each Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

     7.2 Duty of Administrative Agent. The Administrative Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the New York UCC or otherwise, shall be to deal with it in the same manner as the Administrative Agent deals with similar property for its own account. Neither the Administrative Agent, any Co-Agent, any Bank nor any of their respective officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The powers conferred on the Administrative Agent, the Co-Agents and the Banks hereunder are solely to protect the Administrative Agent's, the Co-Agents' and the Banks' interests in the Collateral and shall not impose any duty upon the Administrative Agent, any Co-Agent or any Bank to exercise any such powers. The Administrative Agent, the Co-Agents and the Banks shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

     7.3 Execution of Financing Statements. Pursuant to Section 9-402 of the New York UCC and any other applicable law, each Grantor authorizes the Administrative Agent to file or record financing statements and other filing or recording documents or instruments with respect to the Collateral without the signature of such Grantor in such form and in such offices as the Administrative Agent determines appropriate to perfect the security interests of the Administrative Agent under this Agreement. A photographic or other reproduction of this Agreement shall be sufficient as a financing statement or other filing or recording document or instrument for filing or recording in any jurisdiction.

     7.4 Authority of Administrative Agent. Each Grantor acknowledges that the rights and responsibilities of the Administrative Agent under this Agreement with respect to any action taken by the Administrative Agent or the exercise or non-exercise by the Administrative Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Administrative Agent, the Co-Agents and the Banks, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Administrative Agent and the Grantors, the Administrative Agent shall be conclusively presumed to be acting as agent for the Banks with full and valid authority so to act or refrain from acting, and no Grantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.


                            SECTION 8. MISCELLANEOUS

     8.1 Amendments in Writing. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in accordance with subsection 10.1 of the Credit Agreement.

     8.2 Notices. All notices, requests and demands to or upon the Administrative Agent or any Grantor hereunder shall be effected in the manner provided for in subsection 10.2 of the Credit Agreement; provided that any such notice, request or demand to or upon any Guarantor shall be addressed to such Guarantor at its notice address set forth on Schedule 1.

     8.3 No Waiver by Course of Conduct; Cumulative Remedies. Neither the Administrative Agent, any Co-Agent nor any Bank shall by any act (except by a written instrument pursuant to Section 8.1), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default. No failure to exercise, nor any delay in exercising, on the part of the Administrative Agent, any Co-Agent or any Bank, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Administrative Agent, any Co-Agent or any Bank of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Administrative Agent, such Co-Agent or such Bank would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

     8.4 Enforcement Expenses; Indemnification. (a) Each Guarantor agrees to pay or reimburse each Bank, each Co-Agent and the Administrative Agent for all its costs and expenses incurred in collecting against such Guarantor under the guarantee contained in Section 2 or otherwise enforcing or preserving any rights under this Agreement and the other Credit Documents to which such Guarantor is a party, including, without limitation, the reasonable fees and disbursements of counsel (including the allocated reasonable fees and expenses of in-house counsel) to each Bank and Co-Agent and of counsel to the Administrative Agent.

     (b) Each Guarantor agrees to pay, and to save the Administrative Agent, the Co-Agents and the Banks harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.

     (c) Each Guarantor agrees to pay, and to save the Administrative Agent, the Co-Agents and the Banks harmless from, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement to the extent the Company would be required to do so pursuant to subsection 10.5 of the Credit Agreement.

     (d) The agreements in this Section 8.4 shall survive repayment of the Obligations and all other amounts payable under the Credit Agreement and the other Credit Documents.

     8.5 Successors and Assigns. This Agreement shall be binding upon the successors and assigns of each Grantor and shall inure to the benefit of the Administrative Agent, the Co-Agents and the Banks and their successors and assigns; provided that no Grantor may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Administrative Agent.

     8.6 Set-Off. Each Grantor hereby irrevocably authorizes the Administrative Agent, each Co-Agent and each Bank at any time and from time to time while an Event of Default specified in subsection 8(a) or 8(f) of the Credit Agreement shall have occurred and be continuing, without notice to such Grantor or any other Grantor, any such notice being expressly waived by each Grantor, to set-off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by the Administrative Agent, such Co-Agent or such Bank to or for the credit or the account of such Grantor, or any part thereof in such amounts as the Administrative Agent, such Co-Agent or such Bank may elect, against and on account of the obligations and liabilities of such Grantor to the Administrative Agent, such Co-Agent or such Bank hereunder and claims of every nature and description of the Administrative Agent, such Co-Agent or such Bank against such Grantor, in any currency, whether arising hereunder, under the Credit Agreement, any other Credit Document or otherwise, as the Administrative Agent, such Co-Agent or such Bank may elect, whether or not the Administrative Agent, any Co-Agent or any Bank has made any demand for payment and although such obligations, liabilities and claims may be contingent or unmatured. The
Administrative Agent, each Co-Agent and each Bank shall notify such Grantor promptly of any such set-off and the application made by the Administrative Agent, such Co-Agent or such Bank of the proceeds thereof, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Administrative Agent, each Co-Agent and each Bank under this Section 8.6 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Administrative Agent, such Co-Agent or such Bank may have.

     8.7 Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

     8.8 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     8.9 Section Headings. The Section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

     8.10 Integration. This Agreement and the other Credit Documents represent the agreement of the Grantors, the Administrative Agent and the Banks with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any Bank relative to subject matter hereof and thereof not expressly set forth or referred to herein or in the other Credit Documents.

     8.11 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

     8.12 Submission To Jurisdiction; Waivers. Each Grantor hereby irrevocably and unconditionally:

     (a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Credit Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

     (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

     (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Grantor at its address referred to in Section 8.2 or at such other address of which the Administrative Agent shall have been notified pursuant thereto;

     (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

     (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

     8.13  Acknowledgments.  Each Grantor hereby acknowledges that:

     (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Credit Documents to which it is a party;

     (b) neither the Administrative Agent, any Co-Agent nor any Bank has any fiduciary relationship with or duty to any Grantor arising out of or in connection with this Agreement or any of the other Credit Documents, and the relationship between the Grantors, on the one hand, and the Administrative Agent, the Co-Agents and Banks, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

     (c) no joint venture is created hereby or by the other Credit Documents or otherwise exists by virtue of the transactions contemplated hereby among the Banks or among the Grantors and the Banks.

     8.14 Additional Grantors. Each Subsidiary of the Company that is required to become a party to this Agreement pursuant to subsection 6.8 of the Credit Agreement shall become a Grantor for all purposes of this Agreement upon execution and delivery by such Subsidiary of an Assumption Agreement in the form of Annex 1 hereto.

     8.15 Releases. (a) At such time as the Loans, the Reimbursement Obligations and the other Obligations shall have been paid in full, the Commitments have been terminated and no Letters of Credit shall be outstanding, the Collateral shall be released from the Liens created hereby, and this Agreement and all obligations (other than those expressly stated to survive such termination) of the Administrative Agent and each Grantor hereunder shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the Grantors. At the request and sole expense of any Grantor following any such termination, the Administrative Agent shall deliver to such Grantor any Collateral held by the Administrative Agent hereunder, and execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination.

     (b) If any of the Collateral shall be sold, transferred or otherwise disposed of by any Grantor in a transaction permitted by the Credit Agreement, then the Administrative Agent, at the request and sole expense of such Grantor, shall execute and deliver to such Grantor all releases or other documents reasonably necessary for the release of the Liens created hereby on such Collateral. At the request and sole expense of the Company, a Subsidiary Guarantor shall be released from its obligations hereunder in the event that all the Capital Stock of such Subsidiary Guarantor shall be sold, transferred or otherwise disposed of in a transaction permitted by the Credit Agreement; provided that the Company shall have delivered to the Administrative Agent, prior to the date of the proposed release, a written request for release identifying the relevant Subsidiary Guarantor and the terms of the sale or other disposition in reasonable detail, including the price thereof and any expenses in connection therewith, together with a certification by the Company stating that such transaction is in compliance with the Credit Agreement and the other Credit Documents.

     (c) If any property of a Grantor does not constitute Collateral to the extent provided in the last sentence of Section 3 because it is subject to a Lien expressly permitted by subsection 7.2(g), (i), (n) or (o) of the Credit Agreement, then the Administrative Agent, at the sole expense and request of such Grantor, shall execute and deliver to such Grantor all releases or other documents reasonably necessary for the release of the Liens created hereby on such property.

     8.16 WAIVER OF JURY TRIAL. EACH GRANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.


                     [REST OF PAGE INTENTIONALLY LEFT BLANK]


     IN WITNESS WHEREOF, each of the undersigned has caused this Guarantee and Collateral Agreement to be duly executed and delivered as of the date first above written.



                                GENERAL SEMICONDUCTOR, INC.

                                By:/s/ Andrew M. Caggia
                                Title:   Sr. Vice President, Chief
                                Financial Officer


                                ATC CORP.

                                By:/s/ Andrew M. Caggia
                                Title:   Director



                                CENTURY COMPONENTS, INC.

                                By:/s/ Andrew M. Caggia
                                Title:   Director



                                GENERAL SEMICONDUCTOR (ARIZONA), INC.

                                By:/s/ Andrew M. Caggia
                                Title:   Director



                                GENERAL SEMICONDUCTOR REMITTANCE PRODUCTS, INC.

                                By:/s/ Andrew M. Caggia
                                Title:   Director
                                                                 guarantee.doc

                                                                     Schedule 1


                         NOTICE ADDRESSES OF GUARANTORS



The address of each Guarantor is:

                  c/o General Semiconductor, Inc.
                  10 Melville Park Road
                  Melville, New York 11747-3 113
                                                                  guarantee.doc

                                                                     Schedule 2


                       DESCRIPTION OF INVESTMENT PROPERTY


Pledged Stock:

Issuer                                                   Class of Stock         Stock           No. of Shares
                                                                            Certificate No.
General Semiconductor International, Inc. (a New York       Common
   corporation)**

ATC Corp. (a Delaware corporation)                          Common                2                 100

Century Components, Inc. (a Delaware corporation)           Common                2               1,000

General Semiconductor (Arizona), Inc.                       Common                1               1,942
   (a Delaware corporation)

General Semiconductor Industries, Inc.                      Common                2                  65
   (a Delaware corporation)*

General Semiconductor Remittance Products, Inc.             Common                1               1,000
   (a Florida corporation)

General Semiconductor (China) Holdings, Inc.                Common                                  650
   a Delaware corporation)*

General Semiconductor of Taiwan, Ltd. (an entity            Common           1, 8, 9-1, 9-2,    1, 903, 574
   organized under the laws of Taiwan)*                                            10

GSI - General Semiconductor Industries, Inc.                Common                2                  65
    (a Delaware Corporation)*

General Semiconductor Korea Co., Ltd.                       Common
   (a Korean Corporation)**

General Semiconductor France, S.A.                          N/A                   N/A               N/A
   (an entity organized under the laws of France)*

General Semiconductor (Singapore) Pte. Ltd.  (an entity     Common
   organized under the laws of Singapore)**

General Semiconductor (UK) Ltd.  (an entity organized       Common
   under the laws of the United Kingdom)**

General Semiconductor Hongkong Ltd. (an entity organized    Common
   under the laws of Hong Kong)**

General Semiconductor (Deutschland) GmbH (an entity         Common
   organized under the laws of Germany)**

*    65% of shares owned pledged under original Pledge Agreement.
**   Denotes a subsidiary considered to be a Foreign Subsidiary under the
         Credit Agreement of which 65% of equity interest owned is
         to be pledged.


                                                                    Schedule 2


                       DESCRIPTION OF INVESTMENT PROPERTY


Pledged Notes:

Issuer                               Payee                     Principal Amount


General Semiconductor (Europe) Ltd. Century Components, Inc.    $3,387,000
Century Components, Inc.            General Semiconductor, Inc. $3,387,000
                                                                  guarantee.doc

                                                                     Schedule 3

                            FILINGS AND OTHER ACTIONS
                     REQUIRED TO PERFECT SECURITY INTERESTS
                         Uniform Commercial Code Filings

         Grantor                                Filing Office

1.  ATC Corp.                            Central Filing Office, Delaware
                                         State of New York
                                         Suffolk County, New York

2.  Century Components, Inc.             Central Filing Office, Delaware
                                         State of New York
                                         Suffolk County, New York

3.  General Semiconductor                Central Filing Office, Delaware
      (Arizona), Inc.                    State of New York
                                         Suffolk County, New York

4.  General Semiconductor Remittance     Central Filing Office, Florida
      Products, Inc.                     State of New York
                                         Suffolk County, New York

5.  General Semiconductor, Inc.          Central Filing Office, Delaware
                                         Central Filing Office, California
                                         Los Angeles County, California
                                         State of New York
                                         Nassau County, New York
                                         City Register, Queens County, New York
                                         Suffolk County, New York

                                         Patent and Trademark Filings

      This Agreement shall be filed with the U.S. Patent and Trade Office.

                      Actions with respect to Pledged Stock

 Perfection achieved upon the Administrative Agent receiving possession of the Pledged Stock.

                                  Other Actions

                                     [None]
                                                                 guarantee.doc

                                                                     Schedule 4


       LOCATION OF JURISDICTION OF ORGANIZATION AND CHIEF EXECUTIVE OFFICE


        Grantor                                    Jurisdiction of Organization
General Semiconductor, Inc.                                  Delaware
ATC CORP.                                                    Delaware
Century Components, Inc.                                     Delaware
General Semiconductor (Arizona), Inc.                        Delaware
General Semiconductor Remittance Products, Inc.              Florida


The chief executive office of each Grantor is:

                  10 Melville Park Road
                  Melville, New York, 11747-3113
                                                                 guarantee.doc

                                                                     Schedule 5



                       LOCATION OF INVENTORY AND EQUIPMENT

Grantor                                       Location

General Semiconductor, Inc.               Dimerco Express
                                          145-45 156th Street
                                          Jamaica, NY 11434
                                          (Queens County)

                                          Dimerco Express
                                          406 North Oak Street
                                          Inglewood, CA 90302
                                          (Los Angeles County)

                                          General Semiconductor, Inc.
                                          10 Melville Park Road
                                          Melville, NY 11747
                                          (Suffolk County)

                                          General Semiconductor, Inc.
                                          172 Spruce Street
                                          Westbury, NY 11590
                                          (Nassau County)

General Semiconductor, Inc.               c/o Dimerco Air
                                          Forwarder (HK) Ltd.
                                          Unit 505 HK
                                          International Distribution Centre
                                          18 Container Port Rd., Kwai Chung
                                          N.T., Hong Kong

                                          General Semiconductor of Tawain, Ltd.
                                          Distribution Center
                                          233 Pao Chiao Road, Hsin-Tien
                                          Taipei, Taiwan, ROC



                       LOCATION OF INVENTORY AND EQUIPMENT

Grantor                                             Location

General Semiconductor, Inc.                         General Semiconductor, Inc.
                                                    10 Melville Park Road
                                                    Melville, NY 11747
                                                    (Suffolk County)

General Semiconductor, Inc.                         General Semiconductor, Inc.
                                                    172 Spruce Street
                                                    Westbury, NY 11590
                                                    (Nassau County)
                                                                  guarantee.doc

                                                                     Schedule 6


                           PATENTS AND PATENT LICENSES

                        TRADEMARKS AND TRADEMARK LICENSES

------------------------ ----------- -------------- ----------- -------------- ------------ -----------------------------------
         Short             Status     Application     Filing     U.S. Patent      Issue
      Description                       Number         Date        Number         Date                    Title
------------------------ ----------- -------------- ----------- -------------- ------------ -----------------------------------
------------------------ ----------- -------------- ----------- -------------- ------------ -----------------------------------
EPI Vapor Dep             granted       140,293      4/14/80      4,293,755      10/6/81    Method for cooling
                                                                                            induction-heated vapor dep.
------------------------ ----------- -------------- ----------- -------------- ------------ -----------------------------------
------------------------ ----------- -------------- ----------- -------------- ------------ -----------------------------------
CVD-EPI                   granted       10,746        2/9/79      4,284,867      8/18/81    Chemical vapor dep. reactor with
                                                                                            infrared reflector.
------------------------ ----------- -------------- ----------- -------------- ------------ -----------------------------------
------------------------ ----------- -------------- ----------- -------------- ------------ -----------------------------------
Poli-Si                   granted      6/037864      5/10/79      4,238,436      12/9/80    Separation of polycrystalline
                                                                                            silicon.
in EPI reactor            granted      6/106767      12/26/79     4,271,235      6/2/81     Method of obtaining polysilicon
                                                                                            and ...
------------------------ ----------- -------------- ----------- -------------- ------------ -----------------------------------
------------------------ ----------- -------------- ----------- -------------- ------------ -----------------------------------
EPI suscept. Imp...       granted       433,158      10/6/82      4,499,354      2/12/85    Susceptor for radiant absorption
                                                                                            heater system.
------------------------ ----------- -------------- ----------- -------------- ------------ -----------------------------------
------------------------ ----------- -------------- ----------- -------------- ------------ -----------------------------------
Schottky                  granted       703,703      2/12/85      4,638,551      1/27/87    Schottky barrier device & method
                                                                                            of manufacture.
Guardring                 granted       922,532      10/23/86     4,742,377      5/3/88     Schottky barrier device with
                                                                                            doped composite guarding.
------------------------ ----------- -------------- ----------- -------------- ------------ -----------------------------------
------------------------ ----------- -------------- ----------- -------------- ------------ -----------------------------------
EPI suscept imp.          granted       553,962      11/21/83     4,522,149      6/11/85    Reactor and susceptor for
                                                                                            chemical vapor.
------------------------ ----------- -------------- ----------- -------------- ------------ -----------------------------------
------------------------ ----------- -------------- ----------- -------------- ------------ -----------------------------------
Brazed Melf               granted       648,672      9/10/84      4,564,885      1/14/86    Rectifier with slug construction
                                                                                            and mold.
------------------------ ----------- -------------- ----------- -------------- ------------ -----------------------------------
------------------------ ----------- -------------- ----------- -------------- ------------ -----------------------------------
Opto package              granted                                 4,590,667      5/27/86    Method and apparatus for
                                                                                            assembling semi...LED's.
------------------------ ----------- -------------- ----------- -------------- ------------ -----------------------------------
------------------------ ----------- -------------- ----------- -------------- ------------ -----------------------------------
Epi                       granted       750,488      6/27/85      4,659,400      4/21/87    Method of forming epitaxial
                                                                                            wafers.
------------------------ ----------- -------------- ----------- -------------- ------------ -----------------------------------
------------------------ ----------- -------------- ----------- -------------- ------------ -----------------------------------
Epi-PAR                   granted       784,451      10/4/85      4,740,477      4/26/88    Method for fabricating a
                                                                                            rectifying P-N junction having ...
                          granted       142,737      1/11/88      4,891,685      1/2/90     Rectifying P-N junction having
                                                                                            improved breakdown.
                          granted       404,604      9/27/89      5,010,023      4/23/91
------------------------ ----------- -------------- ----------- -------------- ------------ -----------------------------------
------------------------ ----------- -------------- ----------- -------------- ------------ -----------------------------------
MOSFET                    granted       150,755       2/1/88      4,859,621      8/22/89    Method for setting the threshold
                                                                                            voltage of a power...
                          granted       358,883      5/30/89      4,929,987      5/29/90
------------------------ ----------- -------------- ----------- -------------- ------------ -----------------------------------
------------------------ ----------- -------------- ----------- -------------- ------------ -----------------------------------
Opto patent               granted        5,412       1/20/87      4,789,886      12/6/88    Method and apparatus for
                                                                                            insulating high voltage.
------------------------ ----------- -------------- ----------- -------------- ------------ -----------------------------------
------------------------ ----------- -------------- ----------- -------------- ------------ -----------------------------------
Brazed GPP                granted       151,066       2/1/88      4,942,139      7/17/90    Method...brazed glass
                                                                                            prepassivated chip rectifier.
                          granted       480,367      12/14/90     4,987,476      1/22/91    Brazed glass prepassivated chip
                                                                                            rectifier.
------------------------ ----------- -------------- ----------- -------------- ------------ -----------------------------------
------------------------ ----------- -------------- ----------- -------------- ------------ -----------------------------------
Salastic passiv.          granted                                 4,904,610      2/27/90    Water level process for
                                                                                            fabricating passivated
                                                                                            sem...devices.
------------------------ ----------- -------------- ----------- -------------- ------------ -----------------------------------
------------------------ ----------- -------------- ----------- -------------- ------------ -----------------------------------
Square MELF               granted       164,219       3/4/88      4,829,406      5/9/89     Square body leadless electrical
                                                                                            device.
------------------------ ----------- -------------- ----------- -------------- ------------ -----------------------------------
------------------------ ----------- -------------- ----------- -------------- ------------ -----------------------------------
Non epi PAR                aband        219,071      7/18/88                                Passivated p-n junction in mesa
                                                                                            semiconductor structure.
                          granted       365,519      6/13/89      4,980,315     12/25/90    Method...passivated P-N junction
                                                                                            in mesa.
                          granted       884,325      5/11/92      5,166,769     11/14/92    Passivated mesa semiconductor
                                                                                            and...
                          granted       921,900      7/29/92      5,278,095      1/11/94    Method for making passivated mesa
                                                                                            semiconductor.
------------------------ ----------- -------------- ----------- -------------- ------------ -----------------------------------
------------------------ ----------- -------------- ----------- -------------- ------------ -----------------------------------
Brazing material          granted       314,808      2/24/89      4,921,158      5/1/90     Brazing material.
------------------------ ----------- -------------- ----------- -------------- ------------ -----------------------------------
------------------------ ----------- -------------- ----------- -------------- ------------ -----------------------------------
Si-Ge Epi                 granted       492,117      3/13/90      5,097,308      3/17/92    Method for controlling the
                                                                                            switching speed of bipolar...
                          granted       684,682      4/11/91      5,102,810      4/7/92
------------------------ ----------- -------------- ----------- -------------- ------------ -----------------------------------
------------------------ ----------- -------------- ----------- -------------- ------------ -----------------------------------
SiC package               granted       447,213      12/7/89      5,008,735      4/16/91    Package diode for high temp.
                                                                                            operation.
------------------------ ----------- -------------- ----------- -------------- ------------ -----------------------------------
------------------------ ----------- -------------- ----------- -------------- ------------ -----------------------------------
Cupped moly               pending       737,401      7/29/91                                Rectifier construction.
------------------------ ----------- -------------- ----------- -------------- ------------ -----------------------------------
------------------------ ----------- -------------- ----------- -------------- ------------ -----------------------------------
GF1                       granted       748,876      8/23/91      5,151,846      9/29/92    Method of making surface mount
                                                                                            superectifier.
------------------------ ----------- -------------- ----------- -------------- ------------ -----------------------------------
------------------------ ----------- -------------- ----------- -------------- ------------ -----------------------------------
E-Pak                     granted       917,778      7/21/92      5,371,647      12/6/94    Surge protection circuit module
                                                                                            and...
------------------------ ----------- -------------- ----------- -------------- ------------ -----------------------------------
------------------------ ----------- -------------- ----------- -------------- ------------ -----------------------------------
Melf with notches (for    granted       752,749      8/30/91      5,248,902      9/28/93    Surface mounting diode.
Taiwan only)
------------------------ ----------- -------------- ----------- -------------- ------------ -----------------------------------
------------------------ ----------- -------------- ----------- -------------- ------------ -----------------------------------
Melf with notches         pending       821,683      1/16/92                                Semiconductor diode construction.
------------------------ ----------- -------------- ----------- -------------- ------------ -----------------------------------
------------------------ ----------- -------------- ----------- -------------- ------------ -----------------------------------
Surge pack case           pending       148,875      11/8/93                                Plastic hollow case for
                                                                                            encapsulation of a ...
                          pending       218,802      3/28/94

------------------------ ----------- -------------- ----------- -------------- ------------ -----------------------------------
------------------------ ----------- -------------- ----------- -------------- ------------ -----------------------------------
A-Pak                     granted       229,555      4/19/94      5,512,784      4/30/96    Surge protector subassembly for
                                                                                            3-lead...package.
------------------------ ----------- -------------- ----------- -------------- ------------ -----------------------------------
------------------------ ----------- -------------- ----------- -------------- ------------ -----------------------------------
Lead straightening        granted       856,715      3/24/92      5,304,429      4/19/94    Semiconductor devices having
                                                                                            copper terminal leads
------------------------ ----------- -------------- ----------- -------------- ------------ -----------------------------------
------------------------ ----------- -------------- ----------- -------------- ------------ -----------------------------------
Smart epi                 granted       15,384        2/9/93      5,324,685      6/28/94    Method for fabricating a
                                                                                            multilayer epitaxial structure.
                          granted       66,538       5/24/93
                          granted       242,877      5/16/94      5,432,121      7/11/95
------------------------ ----------- -------------- ----------- -------------- ------------ -----------------------------------
------------------------ ----------- -------------- ----------- -------------- ------------ -----------------------------------
Smart epi reactor          aband        15,658        2/9/93
                          granted       411,408      3/28/95      5,571,329      11/5/96    Gas flow system for CVD reactor.
------------------------ ----------- -------------- ----------- -------------- ------------ -----------------------------------
------------------------ ----------- -------------- ----------- -------------- ------------ -----------------------------------
TVS (GSI)                 granted       836,491      2/18/92      5,245,412      9/14/93    Low capacitance silicon transient
                                                                                            suppressor.
------------------------ ----------- -------------- ----------- -------------- ------------ -----------------------------------
------------------------ ----------- -------------- ----------- -------------- ------------ -----------------------------------
2 chip pkg. (GSI)         granted                                 5,528,079      6/18/96    ...package for a two terminal
                                                                                            semiconductor device.
------------------------ ----------- -------------- ----------- -------------- ------------ -----------------------------------
------------------------ ----------- -------------- ----------- -------------- ------------ -----------------------------------
TVS Array (GSI)           pending       814,379      12/26/91                               Multilead small outline diode
                                                                                            array package.
------------------------ ----------- -------------- ----------- -------------- ------------ -----------------------------------
------------------------ ----------- -------------- ----------- -------------- ------------ -----------------------------------
Surgepack (GSI)           granted                                 4,599,636      7/8/86     Two terminal axial lead
                                                                                            suppressor
------------------------ ----------- -------------- ----------- -------------- ------------ -----------------------------------
------------------------ ----------- -------------- ----------- -------------- ------------ -----------------------------------
Low-cost epi              granted       21,130        3/8/93      5,360,509      11/1/94    Low cost method of fabricating
                                                                                            epi. semicond. Devices.
------------------------ ----------- -------------- ----------- -------------- ------------ -----------------------------------
------------------------ ----------- -------------- ----------- -------------- ------------ -----------------------------------
Ni plating tool           pending      08/282914     7/29/94                                Containing apparatus for
                                                                                            electronic parts.
                          pending      08/541605     10/10/95
------------------------ ----------- -------------- ----------- -------------- ------------ -----------------------------------
------------------------ ----------- -------------- ----------- -------------- ------------ -----------------------------------
Beta-smart epi            granted       82,952        7/1/93      5,298,457      3/29/94    Method...epi techniques to form
                                                                                            Si-Ge interfaces...
------------------------ ----------- -------------- ----------- -------------- ------------ -----------------------------------
------------------------ ----------- -------------- ----------- -------------- ------------ -----------------------------------
Mega-smart epi            granted       82,951        7/1/93      5,342,805      8/30/94    Method...semiconductor material
                                                                                            by epitaxi.
------------------------ ----------- -------------- ----------- -------------- ------------ -----------------------------------
------------------------ ----------- -------------- ----------- -------------- ------------ -----------------------------------
Biframe                   granted       274,009      1/12/94      5,506,174      4/9/96     Automated assembly...a pair of
                                                                                            lead frames.
------------------------ ----------- -------------- ----------- -------------- ------------ -----------------------------------
------------------------ ----------- -------------- ----------- -------------- ------------ -----------------------------------
Triframe                  granted       273,854      7/12/94      5,484,097      1/16/96    Fabrication of hybrid
                                                                                            semiconductor devices.
------------------------ ----------- -------------- ----------- -------------- ------------ -----------------------------------
------------------------ ----------- -------------- ----------- -------------- ------------ -----------------------------------
Epi PAR corner            granted       230,299      4/20/94      5,399,901      3/21/95    Semiconductor...for improved
                                                                                            surface voltage breakdown...
                          pending       406,515      3/17/95                                Semiconductor...for improved
                                                                                            surface voltage breakdown...
------------------------ ----------- -------------- ----------- -------------- ------------ -----------------------------------
------------------------ ----------- -------------- ----------- -------------- ------------ -----------------------------------
Slit in Tab               allowed       509,378         95                                  Lead with slits for improved
                                                                                            solder joints.
------------------------ ----------- -------------- ----------- -------------- ------------ -----------------------------------
------------------------ ----------- -------------- ----------- -------------- ------------ -----------------------------------
Si-Ge FER                 pending      08/580071     Dec. '95                               TVS FER with optimized placing of
                                                                                            Si-GE layers.
------------------------ ----------- -------------- ----------- -------------- ------------ -----------------------------------
------------------------ ----------- -------------- ----------- -------------- ------------ -----------------------------------
L.C. Epi for Sky          allowed       409762          96                                  Improved method...LCE...and
                                                                                            Schottky devices.
------------------------ ----------- -------------- ----------- -------------- ------------ -----------------------------------
------------------------ ----------- -------------- ----------- -------------- ------------ -----------------------------------
Waffle chip               pending      08/554749     11/7/95                                Mesa semiconductor structure with
                                                                                            depressed region.
------------------------ ----------- -------------- ----------- -------------- ------------ -----------------------------------
------------------------ ----------- -------------- ----------- -------------- ------------ -----------------------------------
Planar FER                pending      08/649135     5/14/96                                Planar P-N junction structure
                                                                                            with multilayer passivation.
------------------------ ----------- -------------- ----------- -------------- ------------ -----------------------------------
------------------------ ----------- -------------- ----------- -------------- ------------ -----------------------------------
Liquid epoxy              pending      21487794      11/4/94                                Method of encapsulating
                                                                                            semiconductors.
------------------------ ----------- -------------- ----------- -------------- ------------ -----------------------------------
------------------------ ----------- -------------- ----------- -------------- ------------ -----------------------------------
Liquid epoxy              pending     08/580,070     12/20/95                               Method & apparatus for injection
                                                                                            molding of...
------------------------ ----------- -------------- ----------- -------------- ------------ -----------------------------------
------------------------ ----------- -------------- ----------- -------------- ------------ -----------------------------------
Imp rev energy            pending                                                           Diode with improved rev energy
                                                                                            char and method for...
------------------------ ----------- -------------- ----------- -------------- ------------ -----------------------------------
------------------------ ----------- -------------- ----------- -------------- ------------ -----------------------------------
Epi (GS 100)              pending     09/010,471     11/24/98                               Epitaxial-type semicond. with
                                                                                            improved resistance to
                                                                                            transient...
------------------------ ----------- -------------- ----------- -------------- ------------ -----------------------------------
------------------------ ----------- -------------- ----------- -------------- ------------ -----------------------------------
switching diode (ITT)     granted                                 5,814,874      9/29/99    Semicond. Device having shorter
                                                                                            switching time with low VF
------------------------ ----------- -------------- ----------- -------------- ------------ -----------------------------------
------------------------ ----------- -------------- ----------- -------------- ------------ -----------------------------------
MESA Structure            granted       50,106       3/30/98      5,885,986      3/16/99    Semi Chips having MESA Structure
                                                                                            provided by Sawing.
------------------------ ----------- -------------- ----------- -------------- ------------ -----------------------------------
------------------------ ----------- -------------- ----------- -------------- ------------ -----------------------------------
Fabricating Diode         granted                                 5,930,660                 Fabricating Diode with Improved
                                                                                            Reverse Energy.
------------------------ ----------- -------------- ----------- -------------- ------------ -----------------------------------

------------------------ ----------- -------------- ----------- ----------------- --------- -----------------------------------
         Short             Status     Application     Filing         Patent        Issue
      Description                       Number         Date          Number         Date                  Title
------------------------ ----------- -------------- ----------- ----------------- --------- -----------------------------------
------------------------ ----------- -------------- ----------- ----------------- --------- -----------------------------------
Low-cost Epi MY           granted                                 MY-110854-A     5/31/99   Low cost method of Fabricating
                                                                                            Expitaxial Semiconductor Devices.
------------------------ ----------- -------------- ----------- ----------------- --------- -----------------------------------

                                                                    Schedule 6

                          PATENTS AND PATENT LICENSES

                        TRADEMARKS AND TRADEMARK LICENSES


----------------------- ------------------------ ---------- --------------- ------------- ------------ -------------
      REFERENCES                 MARK              FILED        APPL #         REGDT         REG #        STATUS
----------------------- ------------------------ ---------- --------------- ------------- ------------ -------------
----------------------- ------------------------ ---------- --------------- ------------- ------------ -------------
65375-0064              GENERAL SEMICONDUCTOR    12/23/96   75/217,340      10/13/98      2,194,144    Registered
----------------------- ------------------------ ---------- --------------- ------------- ------------ -------------
----------------------- ------------------------ ---------- --------------- ------------- ------------ -------------
65375-0061              GENFET                                                                         Mailed
----------------------- ------------------------ ---------- --------------- ------------- ------------ -------------
----------------------- ------------------------ ---------- --------------- ------------- ------------ -------------
65375-0065              GS & DESIGN              7/9/97     75/321,569                                 Allowed
----------------------- ------------------------ ---------- --------------- ------------- ------------ -------------
----------------------- ------------------------ ---------- --------------- ------------- ------------ -------------
65375-0066              GSI                      12/23/96   76/217,341                                 Allowed
----------------------- ------------------------ ---------- --------------- ------------- ------------ -------------
----------------------- ------------------------ ---------- --------------- ------------- ------------ -------------
65375-0006              SUPERECTIFIER            1/28/85    73/519,608      8/27/85       1,356,394    Registered
----------------------- ------------------------ ---------- --------------- ------------- ------------ -------------
----------------------- ------------------------ ---------- --------------- ------------- ------------ -------------
65375-0027              THYZORB                  12/20/84   73/514,475      7/2/85        1,345,882    Registered
----------------------- ------------------------ ---------- --------------- ------------- ------------ -------------
----------------------- ------------------------ ---------- --------------- ------------- ------------ -------------
653375-0002             TRANSZORB                7/28/98    7/28/96         75/526,580                 Pending
----------------------- ------------------------ ---------- --------------- ------------- ------------ -------------
----------------------- ------------------------ ---------- --------------- ------------- ------------ -------------
65376-0076              ZORB                     2/17/88    73/712,184      9/13/88       1,503,773    Registered
----------------------- ------------------------ ---------- --------------- ------------- ------------ -------------

                                                                  guarantee.doc

                           ACKNOWLEDGMENT AND CONSENT

     The undersigned hereby acknowledges receipt of a copy of the Guarantee and Collateral Agreement dated as of August 15, 1999 (the "Agreement"), made by the Grantors parties thereto for the benefit of The Chase Manhattan Bank, as Administrative Agent. The undersigned agrees for the benefit of the Administrative Agent, the Co-Agents and the Banks as follows:

     1. The undersigned will be bound by the terms of the Agreement and will comply with such terms insofar as such terms are applicable to the undersigned.

     2. The undersigned will notify the Administrative Agent promptly in writing of the occurrence of any of the events described in Section 5.7(a) of the Agreement.

     3. The terms of Sections 6.3(c) and 6.7 of the Agreement shall apply to it, mutatis mutandis, with respect to all actions that may be required of it pursuant to Section 6.3(c) or 6.7 of the Agreement.

                                             [NAME OF ISSUER]

                                             By:
                                             Name:
                                             Title:



                                             Address for Notices:






                                             Fax:

                                                                             2
                                                                  guarantee.doc

                                                                     Annex 1 to
                                             Guarantee and Collateral Agreement



     ASSUMPTION AGREEMENT, dated as of____________, __, made by __________________________________, a ________________ corporation (the
"Additional Grantor"), in favor of THE CHASE MANHATTAN BANK, as administrative agent (in such capacity, the "Administrative Agent") for the banks and other financial institutions (the "Banks") parties to the Credit Agreement referred to below. All capitalized terms not defined herein shall have the meaning ascribed to them in such Credit Agreement.

                              W I T N E S S E T H:

     WHEREAS, General Semiconductor, Inc., a Delaware corporation (the "Company"), is a party to the Credit Agreement, dated as of July 23, 1997, with the Administrative Agent, the Banks and the Co-Agents named therein (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement");

     WHEREAS, in connection with the Credit Agreement, the Company and certain of its Subsidiaries (other than the Additional Grantor) have entered into the Guarantee and Collateral Agreement, dated as of August 15, 1999 (as amended, supplemented or otherwise modified from time to time, the "Guarantee and Collateral Agreement") in favor of the Administrative Agent for the benefit of the Banks;

     WHEREAS, the Credit Agreement requires the Additional Grantor to become a party to the Guarantee and Collateral Agreement; and

     WHEREAS, the Additional Grantor has agreed to execute and deliver this Assumption Agreement in order to become a party to the Guarantee and Collateral Agreement;

     NOW, THEREFORE, IT IS AGREED:

     1. Guarantee and Collateral Agreement. By executing and delivering this Assumption Agreement, the Additional Grantor, as provided in Section 8.15 of the Guarantee and Collateral Agreement, hereby becomes a party to the Guarantee and Collateral Agreement as a Grantor thereunder with the same force and effect as if originally named therein as a Grantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Grantor thereunder. The information set forth in Annex 1-A hereto is hereby added to the information set forth in the Schedules to the Guarantee and Collateral Agreement. The Additional Grantor hereby represents and warrants that each of the representations and warranties contained in Section 4 of the Guarantee and Collateral Agreement is true and correct on and as the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date.

     2. Governing Law. THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

     IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.



                                                           [ADDITIONAL GRANTOR]



                                                            By:
                                                             Name:
                                                             Title:


                                                                   Annex 1-A to
                                                           Assumption Agreement

                            Supplement to Schedule 1
                            Supplement to Schedule 2
                            Supplement to Schedule 3
                            Supplement to Schedule 4
                            Supplement to Schedule 5
                            Supplement to Schedule 6
                            Supplement to Schedule 7
                            Supplement to Schedule 8